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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 22, 1999
                                (March 10, 1999)



                       APPLIED GRAPHICS TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

  DELAWARE                              0-28208                  13-3864004
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
 of incorporation)                                           Identification No.)

450 WEST 33RD STREET, NEW YORK, NY                                     10001
(Address of principal executive offices)                             (Zip Code)

Registrant's telephone number, including area code:  212-716-6600
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ITEM 5. OTHER EVENTS.

         On March 10, 1999, Registrant announced its offer to buy all of the outstanding ordinary shares of Wace Group Plc ("Wace"). Further details of this announcement are contained in the press release of the Registrant dated March 10, 1999 and attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)    Financial statements of business acquired.
             Not applicable.

(b)    Pro forma financial information.
             Not applicable.

(c)    Exhibits.

       Exhibit 99.1   Press release dated March 10, 1999.

       Exhibit 99.2   Amended and Restated Credit Agreement dated as of
                      March 10, 1999 among Applied Graphics Technologies, Inc., the banks, financial institutions and other institutional lenders named therein, and Fleet Bank, N.A.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 22, 1999                            By: /s/ Louis Salamone, Jr.
                                                    --------------------------
                                                    Louis Salamone, Jr.
                                                    Senior Vice President and
                                                    Chief Financial Officer